UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         NOVEMBER 9, 2005
                                                 -------------------------------

                           SEABULK INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


            DELAWARE                 000-28732                    65-0966399
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(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)


2200 ELLER DRIVE, P.O. BOX 13038, FT. LAUDERDALE, FLORIDA          33316
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       (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code        (954) 523-2200
                                                   -----------------------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 9, 2005, SEACOR Holdings Inc. ("SEACOR"), the corporate parent of Seabulk International, Inc. (the "Company"), issued a press release announcing its financial results for the third quarter of 2005 that includes certain financial results of the Company. On July 1, 2005, the Company became a wholly-owned subsidiary of SEACOR. A copy of the press release is furnished as
Exhibit 99.1 to this report and is incorporated herein by reference. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.           Description
-----------           -----------

99.1 Press Release of SEACOR Holdings Inc., dated November 9, 2005, reporting financial results for the third quarter of 2005.



























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
                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SEABULK INTERNATIONAL, INC.

                                         By: /s/ Richard Ryan
                                             --------------------------------
                                             Name: Richard Ryan
                                             Title: Chief Financial Officer

Date:  November 9, 2005





























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
                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

99.1 Press Release of SEACOR Holdings Inc., dated November 9, 2005, reporting financial results for the third quarter of 2005.


























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